Fair Value of Financial Instruments	6 Months Ended
Jun. 30, 2022
Fair Value Disclosures [Abstract]
Fair Value of Financial Instruments	Fair Value of Financial Instruments
Financial Instruments Reported at Fair Value - Recurring
The table below presents the carrying amounts and fair values of our financial instruments on a recurring basis as of June 30, 2022 and December 31, 2021, respectively (in thousands):

	June 30, 2022		December 31, 2021
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Level 2 - Assets:
Real estate notes receivable, net	$75,872	$72,377	$69,114	$68,476
Derivative financial instruments	7,721	7,721	—	—
Level 2 - Liabilities:
Derivative financial instruments	$—	$—	$5,069	$5,069
Debt	3,094,643	2,797,099	3,028,122	3,117,602
The carrying amounts of cash and cash equivalents, tenant and other receivables, restricted cash, accounts payable, and accrued liabilities approximate fair value. There have been no transfers of assets or liabilities between levels. We will record any such transfers at the end of the reporting period in which a change of event occurs that results in a transfer. Although we have determined that the majority of the inputs used to value our cash flow hedges fall within Level 2 of the fair value hierarchy, the credit valuation adjustments associated with these instruments utilize Level 3 inputs, such as estimates of current credit spreads to evaluate the likelihood of default by us and our counterparties. However, we have assessed the significance of the impact of the credit valuation adjustments on the overall valuation of our cash flow hedge positions and have determined that the credit valuation adjustments are not significant to their overall valuation. As a result, we have determined that our cash flow hedge valuations in their entirety are classified in Level 2 of the fair value hierarchy.  For further discussion of the assumptions considered, refer to Note 2 - Summary of Significant Accounting Policies.
Financial Instruments Reported at Fair Value - Non-Recurring
We also have assets that under certain conditions are subject to measurement at fair value on a non-recurring basis. This category generally includes assets subject to impairment. We estimate fair value relating to impairment assessments based upon discounted cash flow and direct capitalization models that include all projected cash inflows and outflows over a specific holding period, or the contractual sales price, if applicable. Such projected cash flows are comprised of contractual rental revenues and forecasted rental revenues and expenses based on market conditions and expectations for growth. Capitalization rates and discount rates utilized in these models are based on a reasonable range of current market rates for each property analyzed. Based on these inputs, we determined that our valuation of properties using a discounted cash flow or a direct capitalization model were classified within Level 3 of the fair value hierarchy. For assets for which the estimated fair value was based on contractual sales prices, we determined that our valuation was classified within Level 2 of the fair value hierarchy. As of June 30, 2022 we had no assets subject to impairment.
The table below presents our assets measured at fair value on a non-recurring basis as of June 30, 2022 and December 31, 2021 (in thousands):

	June 30, 2022	December 31, 2021
	Fair Value	Fair Value
Level 2 - Assets:
Real estate investment	$—	$26,768
Level 3 - Assets:
Real estate investments	$—	$4,970